Exhibit 10.2

LIMITED WAIVER AND NINTH AMENDMENT
OF VENTURE LOAN AND SECURITY AGREEMENT

This NINTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), effective and dated as of June 30, 2016, is entered into by and between Xtera Communications, Inc., a Delaware corporation (“Xtera” or “Borrower”) and Horizon Technology Finance Corporation, a Delaware corporation (“Lender”).

RECITALS

A. Xtera and Lender are parties to a certain Venture Loan and Security Agreement dated as of May 10, 2011, as amended from time to time (as amended, the “Loan Agreement”).

B.Xtera has now requested that Lender amend the Loan Agreement as set forth below and waive certain Events of Default thereunder.

C.Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement.  Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.Limited Waiver. Borrower acknowledges and agrees that (i) Lender did not receive, on or before June 30, 2016, drafts of documents relating to a Refinancing Transaction (the “Specified Default”); and (ii) the Specified Default constitutes an Event of Default. Subject to the Condition Precedent, Lender hereby agrees to waive the Specified Default. Such waiver does not constitute any of the following: (i) a waiver of Borrower’s obligation to meet the above-referenced covenant at any other date; (ii) a waiver of any other term or provision of any of the Loan Documents; or (iii) an agreement to waive in the future the above-referenced covenant or any other term or provision of any of the Loan Documents.

3.Amendment to Loan Agreement. Borrower and Lender hereby agree that Section 6.13(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Intentionally omitted.”

4.Conditions to Effectiveness. Lender’s consent and agreement contained herein is expressly conditioned on Borrower’s executing and delivering to Lender an executed copy of this Agreement;

5.Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement.  Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as expressly amended herein, the Loan Agreement remains in full force and effect.

6.Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

7.Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

8.Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

9.Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supersede any and all prior agreements, correspondence and communications.

[Remainder of page intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Jon R. Hopper
Chief Executive Officer

LENDER:

HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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